OTCQB: BFCF NYSE: BBX Exhibit 99.1

•
Assets $  1.4 Billion
•
Shareholders’ Equity $ 243 Million
•
Market Capitalization $ 323 Million
•
Book Value Per Share $ 3.09
•
Market Price $ 4.11
OTCQB: BFCF
Note:
Assets, Shareholders’ Equity and Book Value Per Share as of 3/31/14
Market Capitalization and Market Price as of 5/20/14
BFC Financial Corporation

BBX Capital Corporation

•
Assets $ 417 Million
•
Shareholders’ Equity $ 305 Million
•
Market Capitalization $ 316 Million
•
Book Value Per Share $ 19.03
•
Market Price $ 19.72
NYSE: BBX
Note:
Assets, Shareholders’ Equity and Book Value Per Share as of 3/31/14
Market Capitalization and Market Price as of 5/20/14

BFC Financial
BFC Financial is a holding company whose principal holdings include a 52%
ownership interest in BBX Capital Corporation (NYSE: BBX) and a 54%
ownership interest in the parent company of Bluegreen Corporation.
BBX Capital
BBX Capital is involved in the acquisition, ownership, management, joint ventures and investments in real estate and real estate development projects as well as acquisitions, investments and management of middle market operating businesses. In addition, BBX Capital has a 46% ownership interest in the parent company of Bluegreen Corporation.

BFC Financial/BBX Capital
Management Team

•
Chairman and CEO of BFC Financial and its predecessors since 1978
•
Chairman and CEO of BBX Capital Corporation (formerly BankAtlantic Bancorp)
•
Chairman of Bluegreen Corporation
•
Vice Chairman of BFC Financial since 1993 and Director since 1988
•
Vice Chairman of BBX Capital Corporation (formerly BankAtlantic Bancorp)
•
Vice Chairman of Bluegreen Corporation
Alan B. Levan
John E. Abdo

BFC Financial/BBX Capital
Management Team

•
President of BBX Capital Corporation
•
President of BBX Capital Partners
•
Formerly President and CEO of BankAtlantic
•
EVP of BFC Financial
•
Director of BBX Capital and BFC Financial
•
President of BBX Capital Real Estate
•
EVP of BBX Capital Corporation
•
EVP of BFC Financial
•
Director of BFC Financial
Jarett Levan
Seth Wise
•
Chief Financial Officer of BFC Financial
•
Chief Financial Officer of BBX Capital Corporation
John Grelle

BFC Financial and Affiliates
Historical Activities and Investments
1972 – 2014
Real Estate Acquisition and Management - $1+ Billion
Banking - 100 Branches, $6.5 Billion in Assets
Commercial Real Estate Lending - $3+ Billion
Investment Banking & Brokerage - 1,000 Investment Professionals
Homebuilding - Thousands of Homes, America’s Oldest Homebuilder
Planned Community Development - 9,000 Acres
Asian Themed Restaurants - 65 Locations
Vacation Ownership - 61 Resorts, 169,000 Owners

BFC Financial and Affiliates
1972 - 2014
The undersigned managed the Offering and
served as financial advisor to the Company.
$46,325,000
NEW ISSUE
June 2005
These securities have been previously sold.
This announcement appears as a matter of record only.
5,450,000 Shares
Class A Common Stock
(Non-Voting)
$8.50 Per Share
$21,000,000
These securities have been previously sold.
This announcement appears as a matter of record only.
2,385,326
Common Stock
$8.75 Per Share
The undersigned managed the Offering and
served as financial advisor to the Company.
A.G. BECKER PARIBAS
INCORPORATED
$40,125,000
3,000,000 Shares
Class A Common Stock
(Non–Voting)
$13.375 Per Share
$100,000,000
5.625% Convertible
Subordinated Debentures
Due 2007
• • •
These securities have been previously sold.
This announcement appears as a matter of record only.
NEW ISSUE NOVEMBER 29, 1983
NEW ISSUE
NOVEMBER 29, 1997
Tucker Anthony Incorporated
$40,125,000
$100,000,000
Exclusive Financial Advisor
LEHMAN BROTHERS
BankAtlantic Bancorp
has acquired
$170,200,000
March 2002

BFC Financial and Affiliates
2002-2007
$294,195,000
(Multiple) Trust Preferred Securities Offerings
(Multiple combinations of:)
Ryan Beck & Co.
    Advest, Inc.
    Legg Mason Wood Walker, Inc.
   Stephens, Inc
Keefe, Bruyett & Woods, Inc.
First Tennessee
July 2004
$20,000,000
Series B Convertible Preferred Stock
Purchased by
BFC Financial Corporation
The undersigned acted as financial advisor and
issued a fairness opinion to Benihana Inc.
May 10, 2005
$35,000,000

Trust Preferred Securities

Placement Agent
February 28, 2007
has sold
  Ryan Beck & Co.
to

The undersigned acted as exclusive financial
advisor to BankAtlantic Bancorp, Inc.
1972 - 2014
December 31, 2003
has spun-off its real estate subsidiary
The undersigned acted as financial
advisor to BankAtlantic in this transaction

10

*At its high point
BANKATLANTIC
OVERVIEW
•
Founded in 1952
•
“Florida’s Most Convenient Bank”
•
100 branches*
•
Headquartered in Fort Lauderdale, FL
•
Operated in top 6 counties in Florida*
•
Total Assets of $6.5 billion*
•
Sold to BB&T in July, 2012

12 THE BANKATLANTIC EXPERIENCE

13 100 Locations* *At its high point THE BANKATLANTIC EXPERIENCE

14

• Prior to the sale of BankAtlantic to BB&T Corporation, on July 31, 2012,
BBX Capital Corporation (formerly BankAtlantic Bancorp) was a bank holding company and our principal asset was the ownership of
BankAtlantic.
• In connection with the sale of BankAtlantic to BB&T, BankAtlantic
Bancorp received one of the highest premiums that any bank had received during the five year recession.
• On August 1, 2012, BankAtlantic Bancorp changed its name to BBX
Capital. The day of the sale, BBX Capital, a decades old company was now in many ways a new “start up” company with approximately $600 million in assets, and $285 million of seven year debt to BB&T.

BBX Capital Corporation

Current Organizational Chart of BFC Financial and BBX Capital 52% 16 BFC Financial BBX Capital

Current Organizational Chart
Including Bluegreen Corporation

52%
BFC Financial
BBX Capital
Bluegreen Corporation*
*  BFC Financial and BBX Capital own 54% and 46%, respectively, of Woodbridge Holdings, LLC, which owns 100% of Bluegreen

*Proforma for proposed merger of
BBX Capital into BFC Financial
100%
Indirect
100%

BFC Financial
BBX Capital
Bluegreen
Corporation
*   The merger is subject to a number of conditions including  the listing of BFC’s stock on a national securities exchange.
Not anticipated to close prior to the 1
st
quarter of 2015. Exchange Ratio: 5.39 shares of BFC for each BBX share.

19 New Horizons BFC Financial BBX Capital

BFC Financial / BBX Capital
Principal Operations and Investments
1. Bluegreen Corporation A timeshare and hospitality company
2. BBX Capital Real Estate
Acquisition, ownership, management,
development and joint ventures in
real estate
3. BBX Capital Partners Acquisitions and investments in
middle market operating companies

1. Bluegreen Corporation
•
Founded in 1966, Bluegreen Corporation is a leader in the
vacation ownership industry.
•
Headquartered in Boca Raton,  Florida, U.S.A., Bluegreen
manages, markets and sells the Bluegreen Vacation Club®, a
flexible, points-based, deeded vacation ownership plan with
169,000 owners, over 61 owned or managed resorts, and 5,000
employees.
•
Bluegreen Corporation is a wholly owned subsidiary of
Woodbridge, which is owned 54% by BFC Financial and 46% by
BBX Capital.
•
Other participants in the timeshare industry include:
Wyndham, Marriott, Starwood, Hilton, Hyatt, Disney, Diamond,
Orange Lake and Silverleaf.

22 Bluegreen Vacation Club Resorts

23 Bluegreen Vacation Club Resorts Mountain Run at Boyne, Boyne Falls Michigan Club 36, Las Vegas, Nevada Grande Villas as World Golf Village, St. Augustine, Florida The Fountains, Orlando, Florida

Bluegreen Vacation Club Resorts
La Cabana, Oranjestad, Aruba
Wilderness Club at Big Cedar, Ridgedale, Missouri
The Club at Big Bear, Big Bear Lake, California
Shenandoah Crossing, Gordonsville, Virginia

25 Christmas Mountain Village, Wisconsin Dells, WI Mountain Run at Boyne Boyne Falls, MI The Lodge Alley Inn Charleston, SC Bluegreen Vacation Club Resorts

Bluegreen Vacation Club Resorts
•
61 in-network resorts
•
In January 2013, Bluegreen Vacations was named the
“Official Vacation Ownership Provider of Choice Hotels”
Solara Surfside
Miami, FL
Seaglass Towers
Myrtle Beach, SC

27 Bluegreen Vacation Club Resorts Mountain Run at Boyne Boyne Falls, MI Daytona Seabreeze, Daytona, FL Bluegreen Resorts

28 Bluegreen Vacation Club Resorts Bluegreen Resorts Club 36, Las Vegas, NV The Fountains Orlando, FL

Bluegreen Corporation
System Wide Sales of VOIs*
* Includes sales of Bluegreen-owned VOIs and sales of VOIs on behalf of third parties.
$263 Mil
$297 Mil
$303 Mil
$370 Mil
$457 Mil
0
50
100
150
200
250
300
350
400
450
2009 2010 2011 2012 2013

2. BBX Capital Real Estate
A division of BBX Capital
•
Legacy Assets
•
BB&T Debt
•
Kendall Commons
•
North Flagler
•
PGA Design Center
•
Gardens on Millenia
•
Hialeah Communities
•
PGA Place
•
Village at Victoria Park

Legacy Assets*
Assets transferred to BBX Capital in connection with, or held by BBX Capital prior to, the sale of BankAtlantic to BB&T Corporation are considered Legacy Assets.
Loans held for Investment $  61 Million
Loans held for Sale $  51 Million
Real Estate held for Investment $108 Million
Real Estate held for Sale $  34 Million
Total $254 Million
* Amounts indicated are as of March 31, 2014. Assets consist of loans receivable and real estate owned and are held by BBX Capital,
BBX Capital Asset Management, BBX Partners and Florida Asset Resolution Group. Includes $6,063,000 PGA Design Center
purchase in December, 2013.

*BB&T Preferred Interest (Debt)
Years
Required Balance Outstanding**

8/31/13
7/31/19 7/31/17
7/31/15
3/31/14
$285 Mil
$255 Mil
$205 Mil
$155 Mil
$105 Mil
$ 55 Mil
0
Actual
Balance
Outstanding
* BB&T Preferred Interest in Florida Asset Resolution Group (FAR)
$175 Million
$100 Million
$0
$150 Million
$ 55 Million
** Required Balance Outstanding line  is for illustration purposes only. BB&T’s preferred interest is  required to be repaid from cash flows of FAR and was required to be reduced to $175 million at 7/31/15 and $100 million at 7/31/17.  The entire preferred interest is to be repaid by 7/31/19.

Kendall Commons*
Miami, Florida
BBX Capital Real Estate

• March 2013, sold land to Altman Development for $8 million
• BBX invested $1.3 million in joint venture
• Building 321 apartment units
• Under construction and scheduled to begin leasing during third quarter of 2014
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .

North Flagler*
West Palm Beach, Florida

• October 2013, BBX entered into joint venture with JRG USA
• 4.5 acre parcel overlooking the intracoastal waterway
• Joint venture is seeking to expand land entitlement by amending current zoning designations and increasing the parcel’s residential height restrictions with a view to increasing the value of the parcel
• The company also owns a 2.7 acre parcel located adjacent to the
4.5 acre parcel
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .
BBX Capital Real Estate

PGA Design Center*
Palm Beach Gardens, Florida

• December 2013, BBX purchased three existing buildings
consisting of 145,000 square feet
• Largely vacant
• Joint ventured with Stiles Company
• Joint venture seeks government approvals to change the use of a portion of the property from retail to office and subsequently sell or lease the property
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .
BBX Capital Real Estate

Gardens on Millenia*
Orlando, Florida

• 37 acres of land
• Planning process for governmental approvals
• Proposed to build 300,000 square foot shopping center and four out parcels for a portion of the property
• Proposed to build 280 rental apartment units for a portion of the property
• BBX is in discussions with potential joint venture partners
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .
BBX Capital Real Estate

Hialeah Communities*
Hialeah, Florida

• 114 acres of land
• Final stages of master planning
• Proposed to build 340 single family homes for a portion of the property
• Proposed to sell a portion of this property  planned for 400 single family homes
• Proposed to build 314 rental apartment units on a portion of this property
• BBX is in discussions with potential joint venture partners and a possible buyer of a portion of the property
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .
BBX Capital Real Estate

PGA Place*
Palm Beach Gardens, Florida

• 33,000 square foot commercial leased office building and
additional land
• Proposed to build a 140 room limited service suite hotel, a restaurant and 50,000 square foot office building on a portion of the property
• Proposed to build 300 apartment units on a portion of the
property
• BBX is in discussions with potential joint venture partners
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .
BBX Capital Real Estate

Village at Victoria Park*
Fort Lauderdale, Florida
• 2 acres of land
• December 2013, entered into a joint venture agreement with
New Urban Communities to develop 30 single family homes
• Closings are projected to begin by the third quarter of 2015
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .
BBX Capital Real Estate

Renin Corporation Hoffman’s Chocolate Williams & Bennett 3. BBX Capital Partners 40

BBX Capital Partners

Renin Corporation*
• Purchased in October, 2013 by joint venture entity owned 81% by
BBX Capital and 19% by BFC Financial
• Renin is a manufacturer of interior and closet doors, wall décor, associated systems and hardware and fabricated glass products
• Facilities in Canada, US and United Kingdom
• Distribution channels include big box building and home
improvement supply retailers, home centers distribution, volume and specialty retailers
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .

BBX Capital Partners

Hoffman’s Chocolate*
• Purchased in December, 2013
• Manufacturer of gourmet chocolate with several retail locations throughout South Florida
• 70 varieties of hand made confections
• Products include Snoodle, Pecan Carmel Jitterbugs and chocolate covered pretzels
• Distribution via retail stores, online channels and third party retail locations
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .

BBX Capital Partners

Williams & Bennett*
• Purchased in January, 2014
• Manufacturer of quality chocolate products
• Products include Belgian chocolate drenched Oreo Cookies,
Bavarian pretzels and Nutter Butter Cookies
• Distribution via boutique retailers, big box chains, department stores, national resort properties, corporate customers and
private label brands
*  For additional detail, see BBX Capital’s filings with the SEC, which are available at the SEC’s website, www.SEC.gov, and at www.BBXCapital.com .

BFC Financial / BBX Capital
Summary
First, our culture is entrepreneurial.  Our objective is to make portfolio investments based on the fundamentals: quality real estate, the right operating companies and partnering with good people.
Second, our goal is to increase value over time as opposed to focusing on quarterly or yearly earnings. Since we expect our investments to be longer term, we anticipate and are willing to accept that our earnings are likely to be uneven.  While capital markets generally encourage short term goals, our objective is long term growth as measured by increases in book value per share over time.

This overview tells you what we do rather than who we are:

BFC Financial / BBX Capital
Summary

We believe our growth will come from our real estate investments and developments, and our operating companies.  Our investment decisions will be based on opportunities for long term value creation as opposed to short term earnings.
While BBX Capital is a new name, our family of companies date back more than forty years and our management team has a long history of entrepreneurship.

Current Organizational Chart
Including Bluegreen Corporation

52%
BFC Financial
BBX Capital
Bluegreen Corporation*
* BFC Financial and BBX Capital own 54% and 46%, respectively, of Woodbridge Holdings, LLC, which owns 100% of Bluegreen.
Summary

BFC Financial / BBX Capital
Principal Operations and Investments
1. A timeshare and hospitality company
2. BBX Capital Real Estate
Acquisition, ownership, management,
development and joint ventures in
real estate
3. BBX Capital Partners Acquisitions and investments in
middle market operating companies
Summary
Bluegreen Corporation

Forward Looking Statements
Additional Information Regarding the Proposed Merger between BFC and BBX Capital and Where to Find it
This presentation contains forward-looking statements which are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995
and are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All
forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations and involve a number of risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein, and we can give no assurance that our expectations will prove to be correct or that we will be successful in achieving long-term growth and profitability or any other goals or expectations described herein. Future results could differ materially as a result of a variety of risks and uncertainties, many of which are outside of our control. These risks and uncertainties include, but are not limited to: the impact of economic, competitive and other factors on our operations, investments and assets; the risk that the legacy BankAtlantic assets retained by BBX Capital in connection with the sale of BankAtlantic may not be monetized at the values currently ascribed to them; risks relating to BFC and BBX Capital’s ability to successfully implement currently anticipated business plans, which may not be realized as anticipated, if at all, including that acquisitions of or investments in real estate developments, real estate joint ventures and operating businesses, including Renin, Hoffman’s and Williams & Bennett, may not achieve the returns anticipated, may not be profitable and will expose us to risks associated with the project or business acquired or in which the investment was made, including, in the case of Renin, foreign currency exchange risk of the U.S. dollar compared to the Canadian dollar and Great Britain Pound, as well as the risk that the integration of acquired operating businesses may not be completed effectively or on a timely basis; investments in real estate developments, either directly or through joint ventures, will increase our exposure to downturns in the real estate and housing markets and further expose us to risks associated with real estate development activities, including that efforts to expand the entitlements associated with real estate projects may not be successful and that joint venture partners may not fulfill their obligations; risks relating to Bluegreen, which include, among other risks detailed in BFC’s filings with the SEC, those inherent to companies operating in the time-share industry; and risks relating to the currently proposed merger between BFC and BBX Capital, including that the merger may not be consummated on the currently contemplated terms, when expected, or at all, the risk that, if consummated, the merger will not result in the benefits expected for the combined company, and the significant costs, including litigation costs incurred in connection with the merger.  This presentation also contains information regarding the past performance of certain investments and operations and not all of our investments and operations. Prior or current performance is not a guarantee or indication of future performance, and not all of our past activities and investments have been described, some of which were not successful and resulted in losses. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in the reports filed by BFC and BBX Capital with the SEC, including, without limitation, those described in the “Risk Factors” section of the companies’ respective Annual Reports on Form 10-K for the year ended December 31, 2013, filed with the SEC March 17, 2014, and those described in the companies’ respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 12, 2014. We caution that the foregoing factors are not exclusive. We do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements.
In connection with the proposed merger between BFC and BBX Capital, BFC has filed a Registration Statement on Form S-4 with the SEC, which has been declared effective, and BFC and BBX Capital have mailed to their respective shareholders a joint proxy statement/prospectus concerning the merger. BFC and BBX Capital have also filed, and may in the future file, other documents with the SEC regarding the merger. Investors and shareholders of BFC and BBX Capital are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC carefully and in their entirety because they contain important information. Investors and shareholders of BFC and BBX Capital can obtain copies of the joint proxy statement/prospectus and other relevant documents filed with the SEC free of charge from the
SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BFC are also available free of charge on BFC website at www.bfcfinancial.com under the tab “Investor Relations – Regulatory Info – SEC Filings” or by directing a request by mail to BFC Financial Corporation, 401 East Las Olas Boulevard, Suite 800, Fort
Lauderdale, Florida 33301, Attention: Corporate Secretary, or by calling 954-940-4900. Copies of the documents filed with the SEC by BBX Capital are available free of charge on BBX Capital’s website at www.bbxcapital.com under the tab “Investors – SEC Filings” or by directing a request by mail to BBX Capital Corporation, 401 East
Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida 33301, Attention: Corporate Secretary, or by calling 954-940-4000. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

OTCQB: BFCF NYSE: BBX 49